Exhibit 10.3

1100 LOUISIANA SUITE 3800 HOUSTON, TEXAS 77002-5218 TELEPHONE (713) 651-9191 FAX (713) 651-0849

June 26, 2009

Mr. Aquiles Rattia Regalado

Director de Control de Reservas

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

Mr. Rattia Regalado:

Ryder Scott Company, L.P. confirms its independence with respect to Repsol YPF and hereby consents to the references to Ryder Scott Company, L.P. and the inclusion of information derived from its reports in Section 2.2 “Oil and Gas Reserves” of Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2008, and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

Ryder Scott Company audited certain areas in which Repsol YPF has interests in Algeria, Libya, Spain and Colombia using an as of date of September 30, 2008.

Sincerely,

RYDER SCOTT COMPANY, L.P. TBPE License No. F-1580

/s/ Herman G. Acuña, P.E.
Herman G. Acuña, P.E.
Managing Senior International Vice President

Houston, Texas

1200, 530 8TH AVENUE, S.W.	CALGARY, ALBERTA T2P 358	TEL (403) 262-2799	FAX (403) 262-2790
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